SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 20, 2003


                                   DTLL, Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-30608                                                  41-1279182
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


                               701 Xenia Avenue S.
                                    Suite 130
                         Golden Valley, Minnesota 55416
              (Address of Principal Executive Offices and Zip Code)


                                 (763) 923 2266
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On March 20, 2003, the Registrant sold substantially all of its assets to DRIA, LLC, a Minnesota limited liability company that will continue to operate the Registrant's business. The Registrant's board of directors intends to identify adequate business combination transactions to enhance shareholder value.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

                  It is impracticable to provide the required financial statements at the time this Report is being filed. Such financial statements will be filed as an amendment to this Report within 60 days of the due date for filing this Report.

         (b) Pro forma financial information:

                  It is impracticable to provide the required pro forma financial information at the time this Report is being filed. Such financial statements will be filed as an amendment to this Report within 60 days of the due date for filing this Report.

         (c) Exhibits: See Exhibit Index on page following Signatures.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DTLL, INC.



                                   By     /s/ Russell G. Felten
                                      ------------------------------------------
Date:  April 2, 2003                    Russell G. Felten
                                        Chief Executive Officer

                                  EXHIBIT INDEX

                                   DTLL, Inc.
                             Form 8-K Current Report




Exhibit
Number        Description
------        -----------

2.1 Asset Purchase Agreement dated as of November 1, 2002 between the Registrant, DRIA, LLC, a Minnesota limited liability company, and Mycone Dental Supply, Co., Inc., a New York corporation-- incorporated by reference to Annex B on pages B-1 through B-55 to the Registrant's Definitive Proxy Statement filed on
              February 12, 2003.